United States
                 Securities and Exchange Commission
                       Washington D.C. 20549

                             Form 8-K

                          Current Report
                 Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


         Date of Report(Date of the earliest event reported)


                           May 12, 2005
                           _____________


                           THE STEPHAN CO.
        (Exact name of registrant as specified in its charter)


     Florida                1-4436                59-676812
 (State or other       (Commission File       (I.R.S. Employer
 jurisdiction of           Number)         Identification Number)
  incorporation)

                1850 W. McNab Road
             Fort Lauderdale, Florida                    33309
    (Address of principal executive offices)           (Zip Code)

                          (954) 971-0600
        (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
 _
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 _
|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)
 _
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 _
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








ITEM 1.01  Entry into a Material Definitive Agreement.


(a) On May 4, 2005, the Registrant ("Tenant") entered into a Second Amendment of Lease Agreement ("Amendment") for its Danville, IL facility. The premises, located at 80 Eastgate Drive, Danville, IL 61832, is owned by Shaheen & Co., Inc.. Shouky A. Shaheen, a minority owner of Shaheen and Co., Inc. is currently a member of the Board of Directors and a significant stockholder of the Registrant.

     The Amendment extends the term of the lease to June 30, 2015, with a five year renewal option, and increases the annual rental to $302,780. The base rent is adjustable annually, in accordance with the existing master lease and First Amendment, the terms of which, including a 90-day right of termination by the Tenant, remain in full force and effect. In addition, the Tenant has a purchase option, effective during the term of the lease, to purchase the premises at the then fair market value of the building, or to match any bona fide third-party offer to purchase the premises.

A copy of the Amendment is furnished as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


(b) On May 12, 2005, Michael S. Cordaro resigned as a member of the Registrant's Board of Directors for personal reasons. A copy of Mr. Cordaro's resignation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

(d) On May 12, 2005, Richard A. Barone was appointed to serve on the Registrant's Board of Directors. For over 30 years, Mr. Barone has been active in the investment industry as a portfolio manager and is currently Chief Executive Officer and Portfolio Manager for Ancora Advisors. Mr. Barone is a graduate of Georgetown University and has a degree in Economics. It is anticipated that he will be nominated to serve on one or more committees of the Board of Directors, including the Audit Committee.


ITEM 7.01.  Regulation FD Disclosure.

     On May 18, 2005, the Company issued a press release announcing the changes in the Board membership. A copy of the press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K.









ITEM 9.01.  Financial Statements and Exhibits.

(c)  Exhibits:

Exhibit
Number      Description

99.1	Second Amendment of Lease Agreement

99.2	Resignation letter of Michael S. Cordaro

99.3	The Stephan Co. Press Release dated May 18, 2005




                           SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the State of Florida on May 18, 2005.




The Stephan Co.

By:


/s/ David Spiegel
__________________________
David Spiegel
Chief Financial Officer